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                                                                   Exhibit 10.5
                         INSIGNIA FINANCIAL GROUP, INC.
                          375 Park Avenue, Suite 3401
                            New York, New York 10152


                               February 17, 1998


Insignia Properties Trust/
Insignia Properties, L.P.
One Insignia Financial Plaza
Greenville, South Carolina  29602
Attn:  President

         Re: Second Amended and Restated Advisory Agreement dated as of August 1, 1997

Gentlemen:

         Reference is hereby made to that certain Second Amended and Restated Advisory Agreement (the "Advisory Agreement") dated as of August 1, 1997 among Insignia Properties Trust, a Maryland real estate investment trust ("IPT), Insignia Properties, L.P., a Delaware limited partnership ("IPLP"), and Insignia Financial Group, Inc., a Delaware corporation ("IFG"). Capitalized terms used herein, but not otherwise defined, have the meanings assigned to them in the Advisory Agreement.

         Pursuant to Section 10 of the Advisory Agreement, each of IPT, IPLP and IFG desire to terminate the Advisory Agreement in its entirety, retroactive to January 1, 1998, without penalty to IPT, IPLP or IFG, including without limitation any termination fee under Section 10.5 of the Advisory Agreement.

         Notwithstanding the foregoing, the termination of the Advisory Agreement shall not become effective until such time as (i) IPT, IPLP and IFG shall have entered into that certain Acquisition and Disposition Services Agreement, substantially in the form attached hereto as Exhibit A; (ii) IPT, IPLP and IFG shall have entered into that certain Fourth Amended and Restated Agreement of Limited Partnership of IPLP, substantially in the form attached hereto as Exhibit B; and (iii) IPT shall have granted to certain key employees of Insignia the number of restricted common shares of beneficial interest, par vale $.01 per share, of IPT, pursuant to IPT's 1997 Share Incentive Plan, set forth on Exhibit C hereto.

         This letter agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this letter and all of which, when taken together, will be deemed to constitute one and the same instrument.

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         If you are in agreement with the foregoing, please sign and return one copy of this letter agreement, which thereupon will constitute our agreement with respect to its subject matter.

                                            Very truly yours,

                                            INSIGNIA FINANCIAL GROUP, INC.


                                            By:
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                                            Name:
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                                            Title:
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Duly executed and agreed to on February 17, 1998

INSIGNIA PROPERTIES TRUST


By:
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Name:
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Title:
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INSIGNIA PROPERTIES, L.P.

By:  Insignia Properties Trust,
     Its General Partner


By:
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Name:
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Title:
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